EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2022	2021	2020
Net income (loss)	461,847	527,218	(137,669)

(in thousands)	2022	2021	2020
Weighted average number of shares outstanding - basic	200,685	192,355	143,282
Dilutive impact of stock options	503	615	—
Weighted average number of shares outstanding - diluted	201,188	192,970	143,282

In May 2022, 450,000 share options held by the management were exercised and as of December 31, 2022 there are 650,000 outstanding options which are dilutive under the treasury stock method by 503,047 shares.

In 2022, the Company acquired an aggregate of 400,000 of our own shares, in open market transactions under our 2022 share buy-back program, of which 150,000 shares were acquired on the OSE and 250,000 shares were acquired on NASDAQ. The Company did not acquire any of its own shares in 2021 and 2020. All of the Company's own shares and distributions have been weighted for the portion of the period they were outstanding. As a result, the treasury shares reduced the weighted average number of shares outstanding in 2022, 2021 and 2020 by 506,096, 786,425 and 990,765 shares, respectively.